UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

June 8, 2015

Mindpix Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-55145	46-2461343
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

940 Lincoln Rd., Suite 315 Miami Beach, FL	33139
(Address of principal executive offices)	(ZIP Code)

(305) 921-9814

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry in a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation

Item 3.02 Unregistered Sales of Equity Securities

The Company has entered into three convertible notes with a shareholder that amend or restate previous investments and one new note.

$450,000 originally invested July 1, 2014. The investor originally invested $450,000 by way of a stock purchase agreement on or about July 1, 2014. The Company has not been able to deliver the shares required thereunder as the Company does not have enough authorized shares available. Therefore, the Company and the investor agreed to convert the investment into a convertible note with the following terms:

●	Interest at 8% per annum

●	Conversion into at the lesser of $.0002 or 20% of the average of the five lowest intraday trading prices over the 20 trading days prior to the date of conversion

$361,102 originally invested October 8, 2014. The investor originally invested $350,000 by way of a promissory note on or about October 8, 2014 with a maturity date of March 16, 2015. As the Company was unable to repay the note at that time the Company and the investor agreed to enter into a new note for the principal amount pluse accrued and unpaid interest, with the following terms:

●	Interest at 8% per annum

●	Conversion into common stock at the lesser of $.0002 or 20% of the average of the five lowest intraday trading prices over the 20 trading days prior to the date of conversion

$7,000 originally invested March 16, 2014. The investor originally invested $7,000 on March 16, 2015. At that time the Company and the investor did not enter into a written agreement. Subsequently, the Company and the investor agreed to enter into a note with the following terms:

●	Interest at 8% per annum

●	Conversion into common stock at the lesser of $.0002 or 20% of the average of the five lowest intraday trading prices over the 20 trading days prior to the date of conversion

$20,000 Convertible note entered into on July 22, 2015 with the following terms:

●	Interest at 8% per annum

●	Conversion into common stock at the lesser of $.0002 or 20% of the average of the five lowest intraday trading prices over the 20 trading days prior to the date of conversion

The Company has also entered into a convertible promissory note with it’s CEO for accrued and unpaid salary in the amount of $90,000. The Note accrues interest at 6% per annum and is convertible into common stock of the Company at the lesser of $.0002 or 20% of the average of the five lowest intraday trading prices over the 20 trading days prior to the date of conversion.

The foregoing information is a summary of the Notes, is not complete, and is qualified in its entirety by reference to the full text of the Notes, which are attached as an exhibit to this Current Report on Form 8-K. Readers should review the Notes in their entirety for a complete understanding of the terms and conditions associated with these transactions.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

10.1	Convertible Note dated July 1, 2014
10.2	Convertible Note dated October 8, 2014
10.3	Convertible Note dated March 16, 2015
10.4	Convertible Note dated July 15, 2015
10.5	Convertible Noted dated July 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Victor Siegel
Victor Siegel, CEO

Date: July 23, 2015

Exhibit Index

Exhibit Number	Exhibit Title

10.1	Convertible Note dated July 1, 2014
10.2	Convertible Note dated October 8, 2014
10.3	Convertible Note dated March 16, 2015
10.4	Convertible Note dated July 15, 2015
10.5	Convertible Noted dated July 22, 2015